                                                                EXHIBIT 10.30.1

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Agreement") is made and entered into as of July 13 2000 among each of MEDICAL DEVICE MANUFACTURING, INC., a Colorado corporation (the "Borrower"), MDMI HOLDINGS, INC., a Colorado corporation (the "Parent"), EACH OF THE SUBSIDIARY GUARANTORS (collectively, the "Subsidiary Guarantors" and together with the Parent, the "Guarantors" and each a "Guarantor"), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, in its capacity as a Lender ("Bank of America"), and each other financial institution executing and delivering a signature page hereto (hereinafter such financial institutions may be referred to individually as a "Lender" or collectively as the "Lenders"), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, in its capacity as administrative agent for the Lenders (in such capacity, the "Agent"), FLEET NATIONAL BANK, as Syndication Agent (in such capacity, "Fleet"), and DRESDNER BANK AG, NEW YORK BRANCH AND GRAND CAYMAN BRANCH, as Documentation Agent (in such capacity, "Dresdner").

                                  WITNESSETH:

         WHEREAS, the Borrower, the Lenders, the Agent, Fleet and Dresdner have entered into that certain Credit Agreement dated as of May 31, 2000 (the "Credit Agreement"), pursuant to which the Lenders have made and agreed to make certain Loans to, and issue Letters of Credit for the account of, the Borrower; and

         WHEREAS, the Agent and the Subsidiary Guarantors have entered into a Guaranty Agreement dated as of May 31, 2000 (the "Subsidiary Guaranty") pursuant to which the Subsidiary Guarantors have guaranteed payment of the Borrower's Liabilities (as defined in the Subsidiary Guaranty); and

         WHEREAS, the Agent and the Parent have entered into a Guaranty Agreement dated as of May 31, 2000 (the "Parent Guaranty") pursuant to which the Parent has guaranteed payment of the Borrower's Liabilities (as defined in the Parent Guaranty); and

         WHEREAS, the Agent and the Lenders have requested that the Borrower consent to certain amendments to the Credit Agreement as specified below; and

         WHEREAS, subject to the terms and conditions specified below, the Agent and the Lenders are willing to consent to the requested amendments;

         NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereto do hereby agree as follows:

         1. Definitions. Any capitalized term used herein without definition shall have the meaning set forth in the Credit Agreement.

         2. Amendments to the Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

               (a) The definition of "Adjusted Consolidated Fixed Charge Ratio" in Section 1.1 is amended by inserting the words "(except to the extent of any increase in Consolidated EBITDA for such period as a result of any prior Earnout Payment)" immediately after the words "to which such calculation relates" in the sixth line thereof.

               (b) The definition of "Consolidated Fixed Charges" in Section 1.1 is amended by inserting the words ", or stock repurchase, redemption, retirement conversion, exchange or other acquisition under Section 10.9(a)," immediately after the words "any dividends" in the clause
          (iii) thereof.

               (c) The definition of "Earnout Equity Contribution" in Section
          1.1 is amended by inserting the words "the Parent and then by the Parent to" immediately after the words "any cash equity contribution to" in the first line thereof.

               (d) The definition of "Excess Cash Flow" in Section 1.1 is amended by deleting the words "and required repayments of principal of the Term Loans during such period" in clause (D) thereof.

               (e) The definition of "Obligations" in Section 1.1 is amended by inserting the words "or their affiliates" after the words "to the Lenders" in the sixth line thereof.

               (f) The definition of "Required Lenders" in Section 1.1 is amended by inserting the words "Applicable Commitment Percentage of" immediately before the words "Term Loan Outstandings" in clause (a) thereof.

               (g) Section 2.1(d) of the Credit Agreement is amended by adding the words "pro rata to the Term Loans and" immediately following the word "applied" in the next to last line thereof.

               (h) Section 8.4 of the Credit Agreement is amended by deleting the first sentence thereof and inserting the following in replacement thereof:

               As of the Closing Date, the Parent and the Borrower have no Subsidiaries other than those Persons listed as Subsidiaries in
               Schedule 8.4.

               (i) Section 10.9(a) of the Credit Agreement is amended deleting the words "the Borrower or its Subsidiaries" and by inserting the words "the Parent," immediately following the words "shares of capital stock issued by" in the third line thereof.

               (j) Section 11.1(e) of the Credit Agreement is amended by deleting the brackets surrounding the dollar figure "$375,000" in the fourth line thereof.

               (k) Section 12.5 of the Credit Agreement is amended by inserting the words ", unless such action required the unanimous consent of all Lenders which was not obtained" immediately following the words "willful misconduct" in the second proviso thereof.

               (l) Article XIII of the Credit Agreement is amended by adding a new Section 13.17 at the end thereof which shall read as follows:

                    13.17 Term Loan Lender.Each of the parties hereto
               acknowledges and agrees that neither of Antares Capital Corporation (together with its successors and assigns, "Antares") nor Chase Bank of Texas, National Association, as Trustee of the Antares Funding Trust created under Trust Agreement dated as of November 30, 1999 (together with its successors and assigns, the "CLO") will have any Revolving Credit Commitment hereunder notwithstanding the provisions of Section 13.1(a)(iii). The parties hereto agree that any reference to a "Lender" in Sections 2.2, 2.5 or 4.6 or Article III hereof shall be deemed not to include Antares or the CLO and that neither Antares nor the CLO shall have any obligation as a Lender to fund any Revolving Loan.

         3. Conditions Precedent. This amendment shall become effective only upon the receipt by the Agent of the following, in form and substance satisfactory to the Agent:

               (a) originals of this Agreement executed by the Borrower, the Guarantors and the Lenders;

               (b) evidence that all fees payable by the Borrower to the Agent and the Lenders of the date of this Agreement have been paid in full;

               (c) copies of all additional agreements, instruments and documents which the Lenders may reasonably request, such documents, when appropriate, to be certified by appropriate governmental authorities.

         4. Consent of Guarantors. Each of the Guarantors has joined in the execution of this Amendment solely for the purposes of consenting hereto and for the further purpose of confirming its guaranty of payment of the Borrower's Liabilities pursuant to the Facility Guaranty and all security granted therefor, and each such Guarantor does hereby so consent hereto and confirm and ratify such guaranty and grant of security.

         5. Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Agreement, the Borrower and the Guarantors represent and warrant to the Agent and the Lenders as follows:

               (a) The representations and warranties made by the Borrower or Guarantor in Article VIII of the Credit Agreement and in each of the other Loan Documents to which it is a party after giving effect to the transactions contemplated by Amendment

          Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date (in which case they continue to be true as of such earlier date);

               (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole, since the date of the most recent financial reports of the Borrower received by each Agent and the Lenders under Section 9.1 of the Credit Agreement; and

               (c) No Default or Event of Default has occurred and is continuing.

         6. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects by each party hereto and shall be and remain in full force and effect according to their respective terms.

         7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

         8. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the state of New York.

         9. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         10. References. All references in any of the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement as amended hereby.

         11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Guarantors, the Lenders, the Agent and their respective successors, assigns and legal representatives; provided, however, that the Borrower and the Guarantors, without the prior consent of the Lenders, may not assign any rights, powers, duties or obligations hereunder.


                            [SIGNATURE PAGES FOLLOW.]

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

                                            BORROWER:

                                            MEDICAL DEVICE MANUFACTURING, INC.

                                            By: /s/ STEVEN D. NEUMAN
                                               ---------------------------------
                                            Name: Steven D. Neuman
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                            AGENT:


                                            BANK OF AMERICA, N.A.

                                            By: /s/ JANE JARRETT
                                               ---------------------------------
                                            Name: Jane Jarrett
                                                 -------------------------------
                                            Title: Principal
                                                  ------------------------------

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT
                            SIGNATURE PAGE OF 1 OF 3

                                            LENDERS:

                                            BANK OF AMERICA, N.A.

                                            By: /s/ JANE JARRETT
                                               ---------------------------------
                                            Name: Jane Jarrett
                                                 -------------------------------
                                            Title: Principal
                                                  ------------------------------


                                            FLEET NATIONAL BANK

                                            By: /s/ LINDA ALTO
                                               ---------------------------------
                                            Name: Linda Alto
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            DRESDNER BANK AG, NEW YORK BRANCH
                                            AND GRAND CAYMAN BRANCH

                                            By: /s/ JOHN M. BLAND
                                               ---------------------------------
                                            Name: John M. Bland
                                                 -------------------------------
                                            Title: Senior Vice President
                                                  ------------------------------

                                            By: /s/ TERRENCE WARD
                                               ---------------------------------
                                            Name: Terrence Ward
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            GUARANTORS:


                                            MDMI HOLDINGS, INC.


                                            By: /s/ STEVEN D. NEUMAN
                                               ---------------------------------
                                            Name: Steven D. Neuman
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            G&D, INC.


                                            By: /s/ STEVEN D. NEUMAN
                                               ---------------------------------
                                            Name: Steven D. Neuman
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------


                       AMENDMENT NO. 1 TO CREDIT AGREEMENT
                            SIGNATURE PAGE OF 2 OF 3

                                            MEDICAL ENGINEERING RESOURCES, LTD.


                                            By: /s/ STEVEN D. NEUMAN
                                               ---------------------------------
                                            Name: Steven D. Neuman
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            NOBLE-MET, LTD.


                                            By: /s/ STEVEN D. NEUMAN
                                               ---------------------------------
                                            Name: Steven D. Neuman
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            UTI CORPORATION


                                            By: /s/ STEVEN D. NEUMAN
                                               ---------------------------------
                                            Name: Steven D. Neuman
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------



                                            SPECTRUM MANUFACTURING, INC.


                                            By: /s/ STEVEN D. NEUMAN
                                               ---------------------------------
                                            Name: Steven D. Neuman
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------


                       AMENDMENT NO. 1 TO CREDIT AGREEMENT
                            SIGNATURE PAGE OF 3 OF 3